Project Arrow
CONFIDENTIAL
THESE MATERIALS MAY NOT BE USED OR RELIED UPON FOR ANY PURPOSE OTHER THAN AS SPECIFICALLY CONTEMPLATED BY A
WRITTEN AGREEMENT WITH CREDIT SUISSE.
Presentation to the Special Committee
August 7, 2006

CONFIDENTIAL
Table of Contents
1. Overview of the Consortium’s Proposal
2. Arrow Overview
3. Financial Overview
A. Overview of Financial Projections
B. Financial Analysis
Appendices
A. Management Case Financial Projections
B. Enterprise Value Adjustments
C. Segment DCF Detail and DCF Sensitivities
D. Precedent Transaction Premiums
E. Historical Trading Multiples
F. Illustrative LBO Assumptions

2 CONFIDENTIAL 1. Overview of the Consortium’s Proposal

CONFIDENTIAL
Overview of Consortium’s Current Proposal
(1) Based on treasury method.
(2) Adjustments based on management guidance.  Debt and A/R facility balance as of
June 30, 2006.
Note: LTM EBITDA and EBIT as of June 30, 2006.
Financials include $22mm, $22mm and $17mm of option and RSU expenses in
LTM 6/30/06, 2006E and 2007E, respectively.  Excluding these expenses, multiples are 9.0x, 8.9x and 8.4x  for LTM, 2006E and 2007E EBITDA, 13.9x, 13.8x
and 13.0x for LTM, 2006E and 2007E EBIT, and 20.8x and 19.0x for 2006E and
2007E EPS, respectively.
(3) Management estimates provided to CS on May 25, as adjusted on July 6 and
August 2, 2006, based on management guidance.
(4) I/B/E/S consensus data as of August 7, 2006.
($ in millions, except per share prices)
Proposed Share Price $33.80
Diluted Shares Outstanding
(1)
184.5
Equity Value $6,236
Adjustments
(2)
Funded Debt 1,982
A/R Facility 225
Minority Interest 13
SURP Liability 81
Enterprise Value $8,537
% Premium to Pre-Announcement:
Share Price as of 4/28/06 ($28.11) 20.2%
30–Trading Days Prior ($29.05) 16.4%
10–Trading Day Average ($27.88) 21.2%
30–Trading Day Average ($28.67) 17.9%
60–Trading Day Average ($28.42) 18.9%
LTM High – 3/27/06 – ($29.93) 12.9%
LTM Low – 4/29/05 – ($24.51) 37.9%
Implied Multiples – Management Case (3)
Implied
Enterprise Value / Metric Multiple
LTM EBITDA $928 9.2x
2006E EBITDA 937 9.1x
2007E EBITDA 1,005 8.5x
LTM EBIT $594 14.4x
2006E EBIT 598 14.3x
2007E EBIT 640 13.3x
Price /
2006E EPS $1.55 21.8x
2007E EPS 1.73 19.6x
Implied Multiples – I/B/E/S Consensus
(4)
Implied
Enterprise Value / Metric Multiple
2006E EBITDA $951 9.0x
2007E EBITDA 1,029 8.3x
2006E EBIT $596 14.3x
2007E EBIT 671 12.7x
Price /
2006E EPS $1.61 21.0x
2007E EPS 1.83 18.5x

4 CONFIDENTIAL 2. Arrow Overview

CONFIDENTIAL
Dec - 01 Aug - 02 Apr - 03 Dec - 03 Aug - 04 Apr - 05 Dec - 05 Aug - 06
$0
$5
$10
$15
$20
$25
$30
$35
$40
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
Arrow Stock Performance –
IPO to Today
Despite its consistent EPS growth, Arrow’s stock price has remained relatively flat in absolute terms and has experienced P/E multiple contraction.
Source: FactSet.
Note: Data reflects daily closing price and shares traded.
24.2% of public float traded on day of announcement.
(1) Excludes day of announcement.
Date: 4/28/06
Price: $28.11
% CAGR: 4.7%
NTM EPS: $1.68
% CAGR: 11.1%
NTM P/E: 16.7x
Date: 12/11/01
Price: $23.00
% CAGR: NA
NTM EPS: $1.06
% CAGR: NA
NTM P/E: 21.7x
5/1/06
Consortium
Announces
Proposal:
$32.00
Date: 2/18/04
Price: $26.98
% CAGR: 7.6%
NTM EPS: $1.42
% CAGR: 14.3%
NTM P/E: 19.0x
Pre-Ann’t Post-Ann’t
High: $29.93 $34.24
Low: $18.75 $31.80
Pre-Announcement: $28.11 -
$23
Stock price has remained relatively flat since IPO, despite solid earnings growth
Multiple contraction has occurred since IPO
The stock has traded heavily since the Consortium’s
announcement (average daily volume of approximately 530,000
shares since IPO vs. 1.7 million since announcement (1) )
Observations

CONFIDENTIAL
Wall Street Research Analyst Price Target Summary:
Pre-Announcement
20.3x CY06 EPS (slight premium to CTAS)
7.0x CY06E EBITDA; 14.8x CY06E EPS
(current valuation)
16.5x Forward EPS (flat valuation levels)
DCF & EVA Models (equates to 15x CY07E EPS)
15–18x CY06E EPS (historical levels)
17.5x NTM EPS (historical levels)
Valuation Method
Mean $30.72
Median $30.00
Source: Investext equity research and FactSet Research Systems.
Note: As of 4/28/06.
Mean and median calculations derived using mid-point of Wachovia’s valuation range ($27.50).
Excludes William Blair, Thomas Weisel, JP Morgan, Oddo Securities and Oscar Gruss research reports due to lack of price target or availability.
(1) Represents valuation range.  Specific price target not disclosed.
7.5x CY07E EBITDA; 16.5x CY07E EPS (peers)
17.0x CY06E EPS (historical levels)
Sum-of-the-Parts
Report Date
02/08/06
04/13/06
02/09/06
04/28/06
02/08/06
02/09/06
02/08/06
02/08/06
02/09/06
$30
(1)
$28
$29
$30
$30
$31
$33
$33
$35
$25
Credit Suisse
Goldman Sachs
Wachovia
Lehman Brothers
CIBC
Morgan Stanley
Robert W. Baird
Citigroup
Deutsche Bank

CONFIDENTIAL
Wall Street’s View on Arrow’s Financial Outlook
“Regarding fundamentals, operating performance has been mixed in recent quarters, but we see scope for better growth and margins going forward.  Given a few quarters, we expect the healthy top line growth to translate into modest operating leverage…Longer term, we see room for this business to become less commoditized, and assuming that the company’s efforts continue to gain traction, this should have positive implications for growth and margins in the longer term.”
Morgan Stanley – July 12, 2006
“…Given today’s pre-announcement, we have less visibility on an improvement in the company’s operating fundamentals.  In our opinion, Arrow continues to face relatively easy margin comparisons over the next few quarters due to a poor performance at its international operations and the hurricanes, which hurt its F2H’05 results.  However, given the apparent larger-than-expected profitability problems in Uniform Direct Marketing operations, we no longer expect Arrow to return to posting year-over-year operating margin expansion (on an apples-to-apples ex-options expense basis) in FY ‘06… ”
Lehman Brothers – July 12, 2006
“We think Arrow is well-positioned to capitalize on the worldwide outsourcing trend, given the company’s strong position in the outsourced market for food service, and uniform and career apparel.”
Wachovia Securities – July 12, 2006
“…Arrow is pursuing areas perceived to have higher growth, which are not as far along on the outsourcing spectrum but obviously in need of Arrow’s services, such as correction institutions.  There remains considerable scope for further international expansion as well.  Finally, we believe the company has the opportunity to improve margins over time, in part from the continued reversal of deterioration in certain problem areas that plagued 2004 margins, and in part due to potential upside within its uniform division, which has profitability levels well below its primary competitor, Cintas.”
Citigroup – July 12, 2006

CONFIDENTIAL
Arrow Historical Financial Performance
Source: Management.  Management estimates provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance.
(1) Non-cash FAS 123 and RSU expenses are included in corporate overhead. YTD 2006 and 2006E include add-back of $42.9mm and $45.9mm, respectively, for asset writedown related to AUCA Direct Marketing.
($ in millions)
Historical YTD Projected
FYE 9/30, 2001 2002 2003 2004 2005 6/30/06 2006E
Total Revenue $7,359 $8,264 $9,448 $10,192 $10,963 $8,689 $11,581
% Growth 7.7% 12.3% 14.3% 7.9% 7.6% – 5.6%
% Organic Growth 5.1% 1.7% 2.6% 5.7% 4.0% – 5.6%
Avg. Margin
Total EBITDA
(1)
$630 $710 $809 $833 $900 $668 $937
'01A–'05A
% Margin 8.6% 8.6% 8.6% 8.2% 8.2% 7.7% 8.1%
8.4%
Total Capex $204 $223 $303 $330 $295 $226 $316
% of Revenue 2.8% 2.7% 3.2% 3.2% 2.7% 2.6% 2.7%
Acquisition Capex $73 $898 $272 $161 $90 $121 $20
Total Capex w/ Acquisitions $277 $1,121 $575 $490 $385 $347 $336

CONFIDENTIAL
$431
$623
$600
$575
$553
$417
$598
$580
$538
$552
Budget Actual
2003 2004 2005 2006E
2006YTD
(1)(3) (2)(4)
Historical Performance vs.
Budget
Sales
EBIT
$8,675
$11,664
$11,030
$10,059
$9,466
$8,689
$11,581
$10,963
$10,192
$9,448
Budget Actual
2003 2004 2005 2006E
2006YTD
(1) (2)
Note:  Budget reflects Arrow’s Board plan submitted to Board in fiscal Q2 each year.
(1) Original plan as of late summer 2005. Current forecast reflects Management Case and was provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance.
(2) YTD through June 2006.
(3) EBIT excludes $45.9mm asset impairment charge.
(4) EBIT excludes $42.9mm asset impairment charge.
($ in millions)
($ in millions)
Original
Forecast
Current
Forecast
Original
Forecast
Current
Forecast
Percent Difference (Actual / Budget)
(0.2%) 1.3% (0.6%) (0.7%) 0.2%
Percent Difference (Actual / Budget)
(0.2%) (6.9%) (3.4%) (4.2%) (3.4%)

10 CONFIDENTIAL 3. Financial Overview

11 CONFIDENTIAL A. Overview of Financial Projections

CONFIDENTIAL
The financial results detailed below provide a summary of the financial projections provided to CS by Arrow management updated based on supplemental information and guidance provided to CS by the Company (the “Management Case”).
Management submitted its 6-year projections to CS on May 25
On July 6, Arrow management notified CS of several issues that resulted in a downward revision to the 2006 financial projections, and verbally communicated downward adjustments to its 2007 projections
Certain contract performance issues impacted 2006 results
Ongoing operational challenges in AUCA Direct Marketing are expected to impact 2006 and
2007
On August 2, Arrow management provided revised 2006 and 2007 guidance to reflect a decline in several business units
Overview of Management Case Projections
(1) Includes adjustment for AUCA Direct Marketing and new monthly financial data gathered by management since May 25, 2006.  August 2 adjustment excludes AUCA Direct Marketing asset impairment of $45.9mm.
(2) Adjustment based on management’s current estimate of an anticipated $20 – $30mm shortfall in EBIT vs. May 25 projection relating primarily to performance in Arrow’s uniform business, certain segments of its FSS business and the performance of a recent acquisition. For purposes of this analysis, CS has assumed the midpoint.
($ in millions)
  Projected EBITDA – Management Case
  5/25 – 8/2 Variance
May 25 July 6 August 2 $ %
2006
(1)
954 940 937 (17) (1.8%)
2007
(2)
1,030 1,022 1,005 (25) (2.5%)

CONFIDENTIAL
Management Case Financial Summary
Management Case
Source: Management. Management estimates provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance.
(1) Non-cash FAS 123 and RSU expenses are included in corporate overhead. 2006E includes add-back of $45.9mm for asset writedown related to AUCA Direct Marketing.
(2) Net amount and includes Seamless Web earnout.
($ in millions)
Historical Projected CAGR
FYE 9/30, 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E 2011E '01A–'05A '05A–'11E
Total Revenue $7,359 $8,264 $9,448 $10,192 $10,963 $11,581 $12,222 $12,904 $13,624 $14,378 $15,162 10.5% 5.6%
% Growth 7.7% 12.3% 14.3% 7.9% 7.6% 5.6% 5.5% 5.6% 5.6% 5.5% 5.5%
% Organic Growth 5.1% 1.7% 2.6% 5.7% 4.0% 5.6% 5.5% 5.6% 5.6% 5.5% 5.5% 3.5% 5.6%
Avg. Margins
Total EBITDA
(1)
$630 $710 $809 $833 $900 $937 $1,005 $1,103 $1,171 $1,248 $1,320 9.4% 6.6% '01A–'05A '05A–'11E
% Margin 8.6% 8.6% 8.6% 8.2% 8.2% 8.1% 8.2% 8.5% 8.6% 8.7% 8.7%
8.4% 8.4%
Total Capex
(2)
$204 $223 $303 $330 $295 $316 $341 $351 $436 $409 $416 9.6% 5.9%
% of Revenue 2.8% 2.7% 3.2% 3.2% 2.7% 2.7% 2.8% 2.7% 3.2% 2.8% 2.7%
Acquisition Capex $73 $898 $272 $161 $90 $20 $20 $20 $20 $20 $20
Total Capex w/ Acquisitions $277 $1,121 $575 $490 $385 $336 $361 $371 $456 $429 $436 8.5% 2.1%

CONFIDENTIAL
Management Case vs.
Wall Street
Arrow’s internal forecasted top-line growth and EBITDA
are lower than Wall Street estimates.
$12,904
$12,222
$11,581
$13,162
$12,337
$11,645
Management Case Wall Street
2006E 2007E 2008E
(1) (2)
$937
$1,005
$1,103
$951
$1,029
$1,106
Management Case Wall Street
2006E 2007E 2008E
(2) (1)
(1) Management Case was provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance.
(2) Based on I/B/E/S consensus estimates as of August 7, 2006.
($ in millions) ($ in millions)
Sales EBITDA
Percent Difference (Management Case / Wall Street)
(1.5%) (2.4%) (0.3%)
Percent Difference (Management Case / Wall Street)
(0.5%) (0.9%) (2.0%)

CONFIDENTIAL
$1,240
$1,160
$1,080
$990
$1,171
$1,103
$1,005
$937
2006E 2007E 2008E 2009E
Management Case vs. December 2005 Forecast
Sales
EBITDA
$13,100
$12,300
$11,700
$11,000
$13,624
$12,904
$12,222
$11,581
2006E 2007E 2008E 2009E
(1) December 2005 forecast as presented to Board of Directors on December 6, 2005.
(2) Management Case was provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance.
($ in millions)
($ in millions)
December 2005 Management Case
(1) (2)
December 2005 Management Case
(1) (2)
December 2005 Forecast – reflects top-down forecast prepared by senior management
Management Case – based on review by management with operating segment heads in Q2/Q3 2006
(provided by management to Consortium)
Percent Difference (Management Case / Dec. 2005)
(5.3%) (7.0%) (4.9%) (5.6%)
Percent Difference (Management Case / Dec. 2005)
5.3% 4.5% 4.9% 4.0%

CONFIDENTIAL
9.4%
5.7% 5.7%
4.6%
1.2%
0.4%
(3.4%)
Rentokil Davis Arrow
AUCA
UniFirst Arrow
Consolidated
G&K
Services
Cintas
8.6%
6.2%
7.8%
5.7%
3.9%
2.9%
2.4%
Centerplate Compass Arrow
FSS
Arrow
Consolidated
Elior Autogrill Sodexho
Performance vs.
Segment Peers –
Arrow Revenue and EBITDA Growth
2005A–2007E Revenue CAGR 2005A–2007E EBITDA CAGR
2005A–2007E Revenue CAGR 2005A–2007E EBITDA CAGR
6.5%
6.4%
6.1%
5.9%
5.7% 5.6%
3.7%
Centerplate Arrow
Consolidated
Arrow
FSS
Elior Sodexho Autogrill Compass
Source: Company public filings and management projections provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance.
Note:  Growth and EBITDA margins based on 9/30 calendarized financials.
Arrow segment EBITDA and EBITDA margins include corporate overhead allocated based on EBITDA contribution.
Compass 2005 results PF for sale of SSP.
11.7%
8.2%
8.1%
5.6%
5.0%
3.5%
2.1%
Davis Rentokil Arrow
AUCA
Arrow
Consolidated
UniFirst G&K
Services
Cintas
Note: Percentages inside bars reflect average margins from 2005A – 2007E.
Note: Percentages inside bars reflect average margins from 2005A – 2007E.
6.9%
8.1%
7.5%
13.4%
6.2%
8.2%
32.8% 13.0%
14.9%
13.9%
20.5%
23.3%
8.2%
8.1%

17 CONFIDENTIAL B. Financial Analysis

CONFIDENTIAL
Summary Financial Analysis
Pre-Announcement
Price
$28.11
Implied Per Share Values
Source: Management projections and public filings.
Note: Corporate expense allocated based on EBITDA contribution.
Implied multiples unadjusted for options and RSU expenses.
(1) The Management Case – As Adjusted represents the Management Case excluding $20mm of acquisition spending.
(1)
Consortium Proposal
$33.80
Implied EV / EBITDA Multiples
LTM 6/30/06 7.4x – 9.1x 9.1x – 10.7x 8.3x – 11.0x 8.4x – 11.0x
FY06E 7.3x – 9.0x 9.0x – 10.6x 8.3x – 10.9x 8.3x – 10.9x
FY07E 6.8x – 8.4x 8.4x – 9.9x 7.7x – 10.1x 7.7x – 10.1x
Implied EV / EBIT Multiples
LTM 6/30/06 11.5x – 14.3x 14.2x – 16.7x 13.0x – 17.1x 13.1x – 17.1x
FY06E 11.4x – 14.2x 14.1x – 16.6x 12.9x – 17.0x 13.0x – 17.0x
FY07E 10.7x – 13.3x 13.2x – 15.5x 12.1x – 15.9x 12.1x – 15.9x
$33.95
$41.00
$43.00 $43.05
$25.25
$33.35
$30.50
$30.65
Selected Companies
Analysis
Selected Acquisitions
Analysis
DCF – Management Case DCF – Management Case –
As Adjusted

CONFIDENTIAL
Preliminary Selected Companies Analysis
($ in millions, except per share values)
Share 2007E
(1)
I/B/E/S LT Tot. Debt /
Price as of Equity Enterprise EV / EBITDA EV / EBIT P/E Revenue EBITDA Growth LTM Dividend
Company 8/7/06 Value Value LTM 2006E 2007E 2006E 2007E 2006E 2007E Growth Margin
Rate
(2)
EBITDA Yield Ratio
Arrow (Current) $33.05 $6,037 $8,089 8.7x 8.5x 7.9x 13.2x 11.7x 20.5x 18.1x 7.3% 8.2% 11.9% 2.3x 0.8% 16.7%
Arrow (Pre-Offer) 28.11 5,066 7,118 7.6x 7.5x 6.9x 11.6x 10.3x 17.1x 15.2x 7.3% 8.2% 11.9% 2.3x 1.0% 16.7%
Food and Support Services
Autogrill $15.48 $3,939 $5,203 8.4x 8.0x 7.5x 12.6x 11.5x 20.8x 18.5x 4.8% 13.6% 10.0% 2.0x 2.0% 39.1%
Centerplate
(3)
14.30 322 503 9.5x 9.2x 9.1x 19.3x 18.8x NM NM 2.6% 8.1% 3.0% 4.0x 10.9% NA
Compass 4.80 10,346 12,665 8.9x 8.9x 8.5x 13.1x 12.3x 22.3x 16.5x 4.6% 6.7% 7.0% 2.0x 3.9% 65.7%
Elior
(4)
13.74 1,815 2,348 8.3x 7.9x 7.4x 11.0x 10.2x 15.1x 13.5x 5.4% 8.3% NA 2.3x 1.3% 41.7%
Sodexho 51.01 8,203 9,630 9.9x 9.7x 8.9x 13.2x 12.0x 21.1x 18.2x 5.2% 6.4% 5.0% 2.5x 1.9% 68.6%
Mean 9.0x 8.7x 8.3x 13.8x 13.0x 19.8x 16.7x 4.5% 8.6% 6.3% 2.6x 4.0% 53.8%
Median 8.9x 8.9x 8.5x 13.1x 12.0x 21.0x 17.4x 4.8% 8.1% 6.0% 2.3x 2.0% 53.7%
Uniform and Career Apparel
United States
Cintas $35.26 $5,939 $6,496 9.2x 8.9x 8.2x 11.5x 10.5x 17.5x 15.7x 12.0% 20.0% 14.3% 1.1x 1.0% 18.0%
G&K Services 32.92 702 910 7.7x 7.6x 7.0x 11.9x 10.3x 16.3x 14.4x 6.5% 13.8% 13.2% 1.9x 0.2% 3.6%
Unifirst 30.89 595 793 7.0x 6.7x 6.1x 10.8x 9.5x 15.2x 12.6x 8.5% 14.6% 14.0% 1.8x 0.5% 7.1%
International
Davis Service Group $9.15 $1,562 $1,974 4.7x 4.8x 4.6x 11.5x 11.0x 13.9x 13.1x 2.8% 32.4% 7.0% 1.5x 3.6% 57.1%
Rentokil 3.12 5,664 7,320 7.5x 8.1x 7.8x 13.2x 12.5x 16.0x 14.4x 7.5% 22.0% NA 2.3x 4.5% 41.4%
Mean 7.2x 7.2x 6.7x 11.8x 10.8x 15.8x 14.0x 7.5% 20.6% 12.1% 1.7x 2.0% 25.4%
Median 7.5x 7.6x 7.0x 11.5x 10.5x 16.0x 14.4x 7.5% 20.0% 13.6% 1.8x 1.0% 18.0%
Overall Mean 8.1x 8.0x 7.5x 12.8x 11.9x 17.6x 15.2x 6.0% 14.6% 9.2% 2.2x 3.0% 38.0%
Overall Median 8.3x 8.1x 7.7x 12.2x 11.2x 16.3x 14.4x 5.3% 13.7% 8.5% 2.0x 1.9% 41.4%
Source: I/B/E/S, Investext equity research and Company filings.
Note: Multiples based on financial estimates calendarized to Arrow's fiscal year end of 9/30.
Research reports for foreign peers do not explicitly breakout amortization expense during the forecast period.  As a result, EBIT and earnings metrics may not be directly comparable with U.S. peers.
(1)
(2) Based on I/B/E/S 5-year long-term growth rates.
(3) Centerplate trades as an Income Deposit Security.
(4) As of January 11, 2006, the day before Robert Zolade announced he was reviewing the possibility of opening his share capital to new investors; on June 27, 2006, a take-over bid from HBI and Charterhouse Capital was approved by the EU at €13.40 per share.
8.1% and 13.5%, respectively.
2007E FSS revenue growth and EBITDA margin before corporate expense allocation are 5.4% and 8.1%, respectively.  2007E AUCA revenue growth and EBITDA margin before corporate expense allocation are

CONFIDENTIAL
Preliminary Selected Companies Analysis (cont’d)
Source: Management estimates provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance, and public filings.
Note: Financials include $22mm, $22mm and $17mm of option and RSU expenses in LTM 6/30/06, 2006E and 2007E, respectively.
(1) Includes total unallocated corporate expenses multiplied by a segment weighted FY 2006E EBITDA multiple.
(2) Adjustments include proceeds from options exercised, $1,982mm of reported debt as of 6/30/06, $225mm A/R facility and SURP liability which varies with share price.
($ in millions, except per share values)
Arrow Multiple Range Implied Enterprise Value
Performance Low – High Low – High
Food and Support Services
FY 2006E EBITDA $780 7.5x – 9.5x $5,848 – $7,408
FY 2007E EBITDA 831 7.0x – 9.0x 5,818 – 7,480
13.5x
FY 2006E EBIT 519 11.0x – 13.5x 5,708 – 7,005
FY 2007E EBIT 549 10.0x – 12.5x 5,489 – 6,861
Segment Reference Range $5,700 – $7,200
Uniform and Career Apparel
FY 2006E EBITDA $218 7.5x – 9.0x $1,633 – $1,960
FY 2007E EBITDA 232 7.0x – 8.5x 1,622 – 1,969
FY 2006E EBIT 140 11.0x – 12.0x 1,539 – 1,679
FY 2007E EBIT 154 10.0x – 11.0x 1,539 – 1,693
Segment Reference Range $1,600 – $1,850
Subtotal $7,300 – $9,050
Unallocated Corporate Expense
(1)
($60) 7.5x – 9.4x (453) – (567)
Implied Enterprise Value Range $6,847 – $8,483
(–) Enterprise Value Adjustments
(2)
(2,161) – (2,182)
Implied Equity Value Reference Range $4,686 – $6,301
–
Diluted Shares Outstanding 185.5 – 185.5
Implied Equity Value per Share Reference Range $25.26 – $33.96
Enterprise Value /
LTM 6/30/06 EBITDA 7.4x – 9.1x
FY 2006E EBITDA 7.3x – 9.1x
FY 2007E EBITDA 6.8x – 8.4x

CONFIDENTIAL
Preliminary Selected Acquisitions Analysis
Implies a
2006E forward
EBITDA
multiple of 9.5x
($ in millions)
ANNOUNCE ENTERPRISE ENTERPRISE VALUE / LTM EBITDA
DATE ACQUIROR TARGET VALUE SALES EBITDA EBIT
(1)
MARGIN
Food and Support Services
Apr-06 EQT / Macquarie Bank Compass Group's SSP Unit $3,172 1.0x 10.9x 16.0x 9.3%
Mar-06
Holding Bercy Investissement (2)
Elior 2,909 0.8x 10.1x 14.2x 8.2%
Jan-06 Compass Group Levy Restaurants 490 0.9x NA NA NA
Jul-05 EQT and Goldman Sachs ISS A/S 4,774 0.7x 10.2x 13.0x 7.2%
May-04 Charterhouse Capital Partners Autobar Ltd. 960 0.7x NA NA NA
Oct-02 ARAMARK Fine Host 102 0.3x NA NA NA
Mar-02 Compass Group Bon Appetit 156 0.6x NA NA NA
Dec-01 Compass Group Seiyo Food Systems 535 0.9x NA NA NA
Dec-01 ARAMARK
ServiceMaster
791 0.4x 8.9x 11.4x 4.7%
Aug-01 Compass Group Crothall Services Group 170 0.5x NA 9.7x NA
Jun-01
Sodexho Alliance SA
(3)
Sodexho Marriott Services 2,984 0.6x 10.1x 14.3x 6.1%
Apr-01 Sodexho Alliance SA Sogeres and Wood Dining Services 475 0.7x NA NA NA
Mar-01 LSG Lufthansa AG Sky Chefs Inc. 2,406 1.3x NA 22.8x NA
Jan-01 Sodexho Alliance SA (4) Sodexho Marriott Services 2,624 0.5x 8.9x 12.4x 6.2%
Feb-01 Compass Group Selecta 790 1.6x 8.6x 15.1x 18.3%
Feb-01 Compass Group Morrison Management Specialists 634 1.2x 17.5x 21.2x 7.1%
Dec-00 Autogrill Passaggio Holding AG 149 1.0x 12.8x NA 7.8%
Apr-00 Granada Compass 10,273 1.3x 17.8x 24.2x 7.1%
Jul-99 Autogrill Host Marriott Services 948 0.7x 7.1x 13.8x 9.3%
May-99 SAir Group Dobbs International Services 780 0.9x NA 10.9x NA
May-97 Compass Daka 183 0.5x 10.2x NA 4.5%
Feb-97 Investcorp Welcome Break 762 1.4x NA 14.8x NA
Median 0.8x 10.2x 14.2x 7.2%
Jul-03 Unifirst Textilease $178 1.9x 18.7x 27.4x 10.0%
Apr-03 California Investment Fund National Services Industries 104 0.2x 7.3x NM 2.8%
Jul-02 Paribas Affaires Industrielles Elis Group 1,516 1.9x NA NA NA
Mar-02 Davis Service Group Sophus Berendsen 607 1.3x NA 14.1x NA
Mar-02 Cintas Omni Services 657 2.0x 11.6x 18.4x 17.5%
Mar-99 Cintas Unitog 449 1.6x 10.2x 17.8x 15.7%
Apr-98 Cintas Uniforms To You 169 1.1x NA 9.9x NA
Jun-97 G&K Services 29 NLS Facilities 287 1.4x NA NA NA
Median 1.5x 10.9x 17.8x 12.9%
Overall Median 0.9x 10.2x 14.3x 7.5%
Source: Company filings, press releases, SDC, Capital IQ.  Excludes non-recurring items.
(1)         Excludes goodwill amortization where applicable.
(2) As of July 17, 2006, HBI held94.2% ofElior'soutstandingshares and 96.7%of Oceanes (convertible debt); the tenderofferhas beenapproved by theEU.
(3)         Represents final offer price of $32.00 per share.
(4)         Represents initial offer price of $27.00 per share.
Uniform and Career Apparel
(2)         Holding Bercy Investissement (HBI) is controlled by Robert Zolade (Elior'sfounder and president), Charterhouse and Chequers Capital.

CONFIDENTIAL
Preliminary Selected Acquisitions Analysis (cont’d)
Source: Management estimates provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance, and public filings.
Note: Corporate expense allocated based on EBITDA contribution.
Financials exclude $22mm, $22mm and $17mm of option and RSU expenses in LTM 6/30/06, 2006E and 2007E, respectively.
Multiples including these expenses are 9.1x to 10.7x, 9.0x to 10.6x and 8.4x to 9.9x for LTM, 2006E and 2007E EBITDA, and 14.2x to 16.7x, 14.1x
to 16.6x and 13.2x to 15.5x for LTM, 2006E and 2007E EBIT.
(1) Includes unallocated cash corporate expenses multiplied by a segment weighted FY 2006E EBITDA multiple.
(2) Adjustments include proceeds from options exercised, $1,982mm of reported debt as of 6/30/06, $225mm A/R facility and SURP liability which varies with share price.
($ in millions, except per share values)
Arrow Multiple Range Implied Enterprise Value
Performance Low – High Low – High
Food and Support Services
LTM 6/30/06 EBITDA $768 9.0x – 10.5x $6,913 – $8,065
LTM 6/30/06 EBIT 513 13.0x – 15.0x 6,665 – 7,690
Segment Reference Range $6,800 – $7,900
Uniform and Career Apparel
LTM 6/30/06 EBITDA $214 9.0x – 11.5x $1,930 – $2,466
LTM 6/30/06 EBIT 136 15.0x – 18.0x 2,038 – 2,445
Segment Reference Range $2,000 – $2,450
Subtotal $8,800 – $10,350
Unallocated Corporate Expense
(1)
($38) 9.0x – 10.7x ($346) – ($412)
Implied Enterprise Value Range $8,454 – $9,938
(–) Enterprise Value Adjustments
(2)
(2,043) – (2,061)
Implied Equity Value Reference Range $6,412 – $7,877
–
Fully Diluted Shares Outstanding 192.1 – 192.1
Implied Equity Value per Share Reference Range $33.37 – $41.00
Enterprise Value /
LTM 6/30/06 EBITDA 8.9x – 10.5x
FY 2006E EBITDA 8.8x – 10.4x
FY 2007E EBITDA 8.3x – 9.7x
LTM 6/30/06 EBIT 13.7x – 16.1x
FY 2006E EBIT 13.6x – 16.0x
FY 2007E EBIT 12.9x – 15.1x

CONFIDENTIAL
Implied Share Price
Source: Management estimates provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance.  Projections are discounted to September 2006 and assume debt of
$1,838mm estimated at that time.
Note: Consolidated financials include corporate overhead.
(1) Includes Seamless Web earnout.
(2) Includes other corporate adjustments.
Consolidated DCF Analysis – Management Case
Arrow est.
5 yr. Low
Oct. 2004
6.9x
Arrow
April 28
7.6x
Arrow
est. 5 yr.
Average
8.2x
Compass
LTM
8.9x
Sodexho
LTM
9.9x
Implied Perpetuity Growth Rate
(3)
(3) Reflects nominal growth.
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
2.3% 2.8% 3.4% 3.9%
9.5%
3.3% 3.7% 4.4% 4.9%
10.5%
4.2% 4.7% 5.3% 5.9%
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
$31.26 $33.97 $38.48 $42.99
9.5%
$29.61 $32.20 $36.51 $40.81
10.5%
$28.05 $30.52 $34.64 $38.75
($ in millions)
Projected '06E-'11E
FYE 9/30, 2006E 2007E 2008E 2009E 2010E 2011E CAGR
Sales $11,581.5 $12,222.1 $12,904.1 $13,624.5 $14,377.5 $15,162.1 5.5%
% growth 5.6% 5.5% 5.6% 5.6% 5.5% 5.5%
EBITDA $937.1 $1,004.7 $1,102.6 $1,170.9 $1,248.4 $1,319.8 7.1%
% margin 8.1% 8.2% 8.5% 8.6% 8.7% 8.7%
Unlevered Net Income $374.0 $399.8 $451.3 $487.7 $523.1 $562.4 8.5%
% margin 3.2% 3.3% 3.5% 3.6% 3.6% 3.7%
Depreciation & Amortization $338.7 $365.0 $380.6 $390.6 $411.4 $419.9
% of sales 2.9% 3.0% 2.9% 2.9% 2.9% 2.8%
Capital Expenditures
(1)
($336.3) ($360.5) ($371.4) ($455.8) ($428.7) ($436.3)
% of sales (2.9%) (2.9%) (2.9%) (2.9%) (2.9%) (2.9%)
(Incr.)/Decr. in Working Capital ($23.2) ($13.0) ($13.8) ($13.6) ($13.9) ($14.3)
% of sales (0.2%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%)
Unlevered FCF
(2)
$340.6 $403.1 $460.7 $424.3 $508.8 $550.0 10.1%

CONFIDENTIAL
Implied Share Price
Source: Management estimates provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance.  Projections are discounted to September 2006 and assume debt of
$1,838mm estimated at that time.
Note: Consolidated financials include corporate overhead.
(1) Includes Seamless Web earnout.
(2) Includes other corporate adjustments.
Consolidated DCF Analysis –
Management Case – As Adjusted
Implied Perpetuity Growth Rate
(3)
(3) Reflects nominal growth.
The Management Case – As Adjusted represents the Management Case excluding $20 million of acquisition spending.
Arrow est.
5 yr. Low
Oct. 2004
6.9x
Arrow
April 28
7.6x
Arrow
est. 5 yr.
Average
8.2x
Compass
LTM
8.9x
Sodexho
LTM
9.9x
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
2.2% 2.6% 3.3% 3.8%
9.5%
3.1% 3.6% 4.2% 4.8%
10.5%
4.0% 4.5% 5.2% 5.7%
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
$31.38 $34.07 $38.56 $43.05
9.5%
$29.73 $32.31 $36.59 $40.88
10.5%
$28.17 $30.63 $34.72 $38.82
($ in millions)
Projected '06E-'11E
FYE 9/30, 2006E 2007E 2008E 2009E 2010E 2011E CAGR
Sales $11,581.5 $12,222.1 $12,904.1 $13,624.5 $14,377.5 $15,162.1 5.5%
% growth 5.6% 5.5% 5.6% 5.6% 5.5% 5.5%
EBITDA $937.1 $999.6 $1,097.0 $1,164.8 $1,241.9 $1,312.9 7.0%
% margin 8.1% 8.2% 8.5% 8.5% 8.6% 8.7%
Unlevered Net Income $374.0 $399.8 $451.3 $487.7 $523.1 $562.4 8.5%
% margin 3.2% 3.3% 3.5% 3.6% 3.6% 3.7%
Depreciation & Amortization $338.7 $360.0 $375.0 $384.5 $404.9 $413.1
% of sales 2.9% 2.9% 2.9% 2.8% 2.8% 2.7%
Capital Expenditures
(1)
($316.3) ($340.5) ($351.4) ($435.8) ($408.7) ($416.3)
% of sales (2.7%) (2.8%) (2.7%) (2.7%) (2.7%) (2.7%)
(Incr.)/Decr. in Working Capital ($23.2) ($13.0) ($13.8) ($13.6) ($13.9) ($14.3)
% of sales (0.2%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%)
Unlevered FCF
(2)
$360.6 $418.0 $475.1 $438.2 $522.2 $563.1 9.3%

CONFIDENTIAL
DCF Acquisition Sensitivity Analysis
Management Case – As Further Adjusted
(with $150mm of Acquisitions)
If Arrow were to make $150 million of acquisitions per year and achieve financial performance in-line with its historical model, per share value would increase by approximately $1.00 per share.
Management provided CS with an analysis of incremental results from an assumed acquisition program.
Management’s sensitivity assumes $150mm of acquisitions per year, generally consistent with historical acquisition spending
$100mm of FSS acquisitions
$50mm of AUCA acquisitions
Target sales growth and margin expansion are assumed to be achieved over a 5-year time horizon per management assumptions
(1)
(1) Represents Arrow estimated 5-year low LTM EBITDA multiple (October 2004).
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
$32.31 $35.05 $39.63 $44.20
9.5%
$30.63 $33.25 $37.61 $41.98
10.5%
$29.03 $31.53 $35.71 $39.88

CONFIDENTIAL
Sum-of-the-Parts DCF Analysis – Management Case
Source: Management estimates provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance, and public filings.
Note: Corporate expense allocated based on EBITDA contribution.
Financials exclude $22mm, $22mm and $17mm of option and RSU expenses in LTM 6/30/06, 2006E and 2007E, respectively.
Multiples including these expenses are 8.3x to 10.9x, 8.2x to 10.8x and 7.7x to 10.1x for LTM, 2006E and 2007E EBITDA, 13.0x to 17.0x, 12.9x to 16.9x
and 12.0x to 15.8x for LTM, 2006E and 2007E EBIT, and 19.5x to 27.4x and 17.6x to 24.7x for 2006E and 2007E EPS, respectively.
(1) Adjustments include proceeds from options exercised, $1,838mm of estimated 9/30/06 debt, $210mm A/R Facility and SURP liability which varies with share price.
($ in millions, except per share values)
Arrow FY2006E Multiple Range Implied Enterprise Value
Performance Low – High Low – High
Segment Reference Range
Food and Support Services $780 8.0x – 10.4x $6,200 – $8,100
Uniform and Career Apparel $218 6.9x – 9.2x 1,500 – 2,000
Implied Enterprise Value Range $7,700 – $10,100
(–) Enterprise Value Adjustments
(1)
(1,876) – (1,906)
Implied Equity Value Reference Range $5,824 – $8,194
–
Fully Diluted Shares Outstanding 192.1 – 192.1
Implied Equity Value per Share Reference Range $30.31 – $42.65
Enterprise Value /
LTM EBITDA 8.1x – 10.6x
FY 2006E EBITDA 8.0x – 10.5x
FY 2007E EBITDA 7.5x – 9.9x
LTM EBIT 12.5x – 16.4x
FY 2006E EBIT 12.4x – 16.3x
FY 2007E EBIT 11.7x – 15.4x
Price /
FY 2006E EPS 18.6x – 26.2x
FY 2007E EPS 17.0x – 23.9x

CONFIDENTIAL
Arrow Premiums Paid Analysis
Source: SDC.
Median Premium to Implied per Share Price
Pre-Announcement Share Price @ Median Premiums
1 Day 1 Month 1 Day 1 Month
Arrow Base Price $28.11 $29.05 – –
Consortium Proposal of $33.80 20.2% 16.4% – –
High 75.4% 105.8%
U.S. Cash Transactions > $5 billion
Median 33.8% 36.4% $37.61 $39.62
Low 8.3% 9.6%
High 62.9% 61.9%
LBO Transactions > $3 billion Median 21.4% 23.2% $34.13 $35.79
Low 2.7% 4.1%

28 CONFIDENTIAL Appendices

29 CONFIDENTIAL A. Management Case Financial Projections

CONFIDENTIAL
Management Case Financial Summary
Source: Management.  Management estimates provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance.
(1) Non-cash FAS 123, RSU expenses and acquisition amortization are included in corporate overhead. $45.9mm of AUCA Direct Marketing asset impairment is added back in 2006.
(2) EPS reflects downward revision per management guidance and excludes $45.9mm of AUCA Direct Marketing asset impairment in 2006.
(3) Net amount and includes Seamless Web earnout.
($ in millions)
Historical Projected CAGR
FYE 9/30, 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E 2011E '01A–'05A '05A–'11E
Revenue
FSS–United States $4,816 $5,625 $6,545 $6,879 $7,129 $7,444 $7,925 $8,375 $8,853 $9,349 $9,862 10.3% 5.6%
% Growth 9.3% 16.8% 16.4% 5.1% 3.6% 4.4% 6.5% 5.7% 5.7% 5.6% 5.5%
FSS–International $1,109 $1,201 $1,424 $1,830 $2,280 $2,512 $2,584 $2,739 $2,901 $3,074 $3,258 19.7% 6.1%
% Growth 10.7% 8.2% 18.6% 28.6% 24.6% 10.2% 2.9% 6.0% 5.9% 6.0% 6.0%
AUCA $1,434 $1,439 $1,479 $1,483 $1,554 $1,625 $1,713 $1,790 $1,870 $1,954 $2,042 2.0% 4.7%
% Growth 0.6% 0.3% 2.8% 0.3% 4.8% 4.6% 5.4% 4.5% 4.5% 4.5% 4.5%
Total Revenue $7,359 $8,264 $9,448 $10,192 $10,963 $11,581 $12,222 $12,904 $13,624 $14,378 $15,162 10.5% 5.6%
% Growth 7.7% 12.3% 14.3% 7.9% 7.6% 5.6% 5.5% 5.6% 5.6% 5.5% 5.5%
% Organic Growth 5.1% 1.7% 2.6% 5.7% 4.0% 5.6% 5.5% 5.6% 5.6% 5.5% 5.5% 3.5% 5.6%
EBITDA
FSS–United States $393 $469 $559 $562 $597 $619 $661 $728 $773 $825 $873 11.0% 6.6%
% Margin 8.2% 8.3% 8.5% 8.2% 8.4% 8.3% 8.3% 8.7% 8.7% 8.8% 8.9%
FSS–International $59 $67 $86 $104 $128 $161 $170 $183 $195 $208 $222 21.3% 9.6%
% Margin 5.3% 5.6% 6.1% 5.7% 5.6% 6.4% 6.6% 6.7% 6.7% 6.8% 6.8%
AUCA $202 $205 $204 $206 $213 $218 $232 $253 $268 $283 $297 1.4% 5.7%
% Margin 14.1% 14.2% 13.8% 13.9% 13.7% 13.4% 13.5% 14.1% 14.3% 14.5% 14.5%
Corporate ($24) ($30) ($40) ($40) ($37) ($60) ($58) ($61) ($64) ($68) ($72) 11.8% 11.8%
Avg. Margins
Total EBITDA
(1)
$630 $710 $809 $833 $900 $937 $1,005 $1,103 $1,171 $1,248 $1,320 9.4% 6.6%
'01A–'05A '05A–'11E
% Margin 8.6% 8.6% 8.6% 8.2% 8.2% 8.1% 8.2% 8.5% 8.6% 8.7% 8.7% 8.4% 8.4%
Diluted EPS
(2)
$1.00 $1.25 $1.34 $1.36 $1.53 $1.55 $1.73 $2.07 $2.35 $2.63 $2.95 9.2% 13.7%
% Growth 15.1% 24.8% 7.2% 1.5% 12.5% 1.6% 11.0% 20.0% 13.5% 11.9% 12.2%
Capex
FSS–United States $96 $130 $174 $185 $168 $220 $222 $226 $239 $253 $267 15.0% 8.0%
% of Revenue 2.0% 2.3% 2.7% 2.7% 2.4% 3.0% 2.8% 2.7% 2.7% 2.7% 2.7%
FSS–International $29 $22 $35 $43 $63 $46 $55 $58 $62 $65 $69 21.4% 1.5%
% of Revenue 2.6% 1.9% 2.5% 2.4% 2.8% 1.8% 2.1% 2.1% 2.1% 2.1% 2.1%
AUCA $79 $71 $94 $101 $95 $88 $94 $98 $103 $108 $113 4.6% 3.0%
% of Revenue 5.5% 4.9% 6.4% 6.8% 6.1% 5.4% 5.5% 5.5% 5.5% 5.5% 5.5%
Asset Disposal
– – – –
($31) ($38) ($30) ($31) ($33) ($35) ($36)
Total Capex
(3)
$204 $223 $303 $330 $295 $316 $341 $351 $436 $409 $416 9.6% 5.9%
% of Revenue 2.8% 2.7% 3.2% 3.2% 2.7% 2.7% 2.8% 2.7% 3.2% 2.8% 2.7%
Acquisition Capex $73 $898 $272 $161 $90 $20 $20 $20 $20 $20 $20
Total Capex w/ Acquisitions $277 $1,121 $575 $490 $385 $336 $361 $371 $456 $429 $436 8.5% 2.1%
Revenue Mix
FSS–United States
65.4% 68.1% 69.3% 67.5% 65.0% 64.3% 64.8% 64.9% 65.0% 65.0% 65.0%
FSS–International
15.1% 14.5% 15.1% 18.0% 20.8% 21.7% 21.1% 21.2% 21.3% 21.4% 21.5%
AUCA
19.5% 17.4% 15.7% 14.5% 14.2% 14.0% 14.0% 13.9% 13.7% 13.6% 13.5%

31 CONFIDENTIAL B. Enterprise Value Adjustments

CONFIDENTIAL
Preliminary Enterprise Value Adjustments
The enterprise value adjustments table below serves as the bridge between Arrow’s enterprise value and implied equity value
($ in millions)
Adjustment Value Description
(+) Excess Cash $0
All cash on balance sheet required for working capital per management
(+) Cash Proceeds From Option Exercise 119 – 257
Proceeds received upon option exercise (dependant on stock price)
(–) SURP Liability (103) – (61)
Obligation associated with cash-out of DSU shares held for employee retirement
(–) Est. Funded Debt
(1)
(1,982)
Debt on the balance sheet
(–) A/R Securitization Facility (225)
Average balance of facility throughout year
(–) Minority Interest (13)
Minority interest of consolidated JVs
Total Enterprise Value Adjustments ($2,203) – ($2,023)
Source: Management estimates and public filings.
(1)         Estimated as of June 30, 2006.

33 CONFIDENTIAL C. Segment DCF Detail and DCF Sensitivities

CONFIDENTIAL
Source: Management estimates provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance.
Note: Corporate overhead and Seamless Web earnout allocated based on EBITDA contribution.
(1) Includes Seamless Web earnout.
(2) Includes other corporate adjustments.
FSS DCF Analysis
(3) Reflects nominal growth.
Implied Enterprise Value Implied Perpetuity Growth Rate
(3)
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
1.9% 2.4% 3.1% 3.6%
9.5%
2.9% 3.4% 4.0% 4.6%
10.5%
3.8% 4.3% 5.0% 5.5%
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
8.5%
$6,309 $6,724 $7,414 $8,105
9.5%
$6,054 $6,450 $7,110 $7,769
10.5%
$5,812 $6,190 $6,821 $7,451
($ in millions)
Projected '06E-'11E
FYE 9/30, 2006E 2007E 2008E 2009E 2010E 2011E CAGR
Sales $9,956.4 $10,508.9 $11,114.2 $11,754.3 $12,423.3 $13,119.9 5.7%
% growth 5.8% 5.5% 5.8% 5.8% 5.7% 5.6%
EBITDA $732.5 $785.7 $862.9 $917.1 $979.7 $1,038.3 7.2%
% margin 7.4% 7.5% 7.8% 7.8% 7.9% 7.9%
Unlevered Net Income $294.8 $311.5 $352.2 $382.0 $410.5 $444.1 8.5%
% margin 3.0% 3.0% 3.2% 3.3% 3.3% 3.4%
Depreciation & Amortization $260.9 $287.3 $299.4 $305.9 $323.0 $327.7
% of sales 2.6% 2.7% 2.7% 2.6% 2.6% 2.5%
Capital Expenditures
(1)
($252.8) ($269.6) ($276.2) ($342.2) ($320.8) ($326.5)
% of sales (2.5%) (2.6%) (2.5%) (2.5%) (2.5%) (2.5%)
(Incr.)/Decr. in Working Capital ($9.0) $4.6 $1.6 $2.5 $2.9 $3.3
% of sales (0.1%) 0.0% 0.0% 0.0% 0.0% 0.0%
Unlevered FCF
(2)
$284.0 $343.1 $387.9 $360.3 $428.8 $463.0 10.3%

CONFIDENTIAL
Source: Management estimates provided to CS on May 25, as adjusted on July 6 and August 2, 2006, based on management guidance.
Note: Corporate overhead and Seamless Web earnout allocated based on EBITDA contribution.
(1) Includes Seamless Web earnout.
(2) Includes other corporate adjustments.
AUCA DCF Analysis
Implied Enterprise Value Implied Perpetuity Growth Rate
(3)
(3) Reflects nominal growth.
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
9.0%
$1,550 $1,660 $1,843 $2,026
10.0%
$1,486 $1,591 $1,766 $1,940
11.0%
$1,425 $1,525 $1,692 $1,860
Discount Terminal LTM EBITDA Multiple
Rate 6.9x 7.5x 8.5x 9.5x
9.0%
4.2% 4.6% 5.1% 5.5%
10.0%
5.1% 5.5% 6.0% 6.4%
11.0%
6.1% 6.5% 7.0% 7.4%
($ in millions)
Projected '06E-'11E
FYE 9/30, 2006E 2007E 2008E 2009E 2010E 2011E CAGR
Sales $1,625.0 $1,713.2 $1,789.9 $1,870.2 $1,954.2 $2,042.1 4.7%
% growth 4.6% 5.4% 4.5% 4.5% 4.5% 4.5%
EBITDA $204.6 $219.0 $239.7 $253.8 $268.7 $281.5 6.6%
% margin 12.6% 12.8% 13.4% 13.6% 13.8% 13.8%
Unlevered Net Income $79.2 $85.1 $95.6 $101.9 $108.6 $114.0 7.6%
% margin 4.9% 5.0% 5.3% 5.4% 5.6% 5.6%
Depreciation & Amortization $77.9 $82.8 $86.8 $90.8 $95.0 $99.1
% of sales 4.8% 4.8% 4.9% 4.9% 4.9% 4.9%
Capital Expenditures
(1)
($83.5) ($91.0) ($95.2) ($113.7) ($107.9) ($109.8)
% of sales (5.1%) (5.3%) (5.3%) (5.3%) (5.3%) (5.3%)
(Incr.)/Decr. in Working Capital ($14.2) ($17.6) ($15.3) ($16.1) ($16.8) ($17.6)
% of sales (0.9%) (1.0%) (0.9%) (0.9%) (0.9%) (0.9%)
Unlevered FCF
(2)
$56.6 $61.9 $74.9 $66.3 $82.4 $89.6 9.6%

Average Annual EBITDA Margin Achieved

Percent of EBIT Achieved

CONFIDENTIAL
Revenue Growth and EBITDA Margin Sensitivity Analysis – Implied Share Price Sensitivity
Other DCF Sensitivity Analyses
Revenue Growth vs. EBITDA Margin % of Plan Achieved
Implied Revenue Growth and EBITDA Margin
Revenue CAGR – 5.5%
Avg. EBITDA Margin – 8.5%
Note: Assumes terminal EBITDA multiple of 8.5x and discount rate of 9.5%. Note: Assumes terminal EBITDA multiple of 8.5x and discount rate of 9.5%.
Management Case
($ in millions)
Percent of Revenue Achieved
96.0% 98.0% 100.0% 102.0% 104.0%
96.0% $34.10 $35.11 $36.13 $37.14 $38.16
98.0% $34.28 $35.30 $36.32 $37.34 $38.36
100.0% $34.45 $35.48 $36.51 $37.53 $38.56
102.0%
$34.63 $35.66 $36.69 $37.73 $38.76
104.0% $34.81 $35.85 $36.88 $37.92 $38.96
($ in millions)
Average Annual Revenue Growth Achieved
3.5% 4.5% 5.5% 6.5% 7.5%
6.5% $21.04 $22.86 $24.72 $26.64 $28.62
7.5% $26.51 $28.53 $30.63 $32.83 $35.13
8.5% $31.82 $34.11 $36.51 $39.01 $41.63
9.5%
$37.12 $39.69 $42.38 $45.20 $48.14
10.5% $42.42 $45.27 $48.26 $51.38 $54.65

37 CONFIDENTIAL D. Precedent Transaction Premiums

CONFIDENTIAL
Premiums Paid in Large U.S. Public Cash Transactions
($ in billions)
Date Transaction Premium to Price Prior to Announcement
Announced Target Acquiror Value 1 Day 1 Week 1 Month
02/17/04 AT&T Wireless Services Inc Cingular Wireless LLC $47.1 75.4% 82.7% 105.8%
07/24/06 Hospital Corporation of America Investor Group 33.0 17.8% 15.9% 15.3%
05/29/06 Kinder Morgan Inc Investor Group 26.5 18.5% 19.6% 13.6%
11/13/05 Georgia-Pacific Corp Koch Forest Products Inc 20.5 38.5% 46.8% 54.7%
06/27/06 Univision Communications Inc Investor Group 13.4 38.9% 35.4% 29.4%
08/20/04 Rouse Co General Growth Properties Inc 11.9 33.4% 38.3% 41.2%
02/17/06 KeySpan Corp National Grid PLC 11.9 16.1% 16.8% 16.0%
01/15/01 Ralston Purina Co Nestle SA 11.7 36.0% 38.9% 30.4%
03/21/05 SunGard Data Systems Inc Investor Group 10.8 44.3% 41.5% 37.3%
05/04/04 Charter One Financial Citizens Financial Group,RI 10.5 24.7% 31.5% 25.7%
06/06/03 PeopleSoft Inc Oracle Corp 8.9 75.4% 61.7% 64.5%
08/26/01 American Water Works Co Inc RWE AG 8.1 40.5% 37.6% 47.7%
06/04/04 Mandalay Resort Group MGM Mirage Inc 7.6 30.0% 29.4% 34.9%
12/20/05 Nextel Partners Inc Sprint Nextel Corp 7.5 8.3% 8.5% 9.6%
03/17/05 Toys "R" Us Inc Investor Group 6.1 62.9% 59.0% 61.9%
06/30/06 Michaels Stores Inc Investor Group 5.6 29.6% 34.2% 37.7%
11/18/05 Scientific Atlanta Inc Cisco Systems Inc 5.3 18.1% 27.9% 21.8%
07/30/01 Heller Financial Inc General Electric Capital Corp 5.3 49.7% 48.6% 36.4%
05/02/05 Neiman Marcus Group Inc Investor Group 5.2 33.8% 37.4% 38.5%
Mean 36.4% 37.5% 38.0%
Median 33.8% 37.4% 36.4%
Source: SDC.

CONFIDENTIAL
Premiums Paid in Large LBO Transactions
($ in billions)
Date Transaction Premium to Price Prior to Announcement
Announced Target Acquiror Value 1 Day 1 Week 1 Month
07/24/06 Hospital Corporation of America Investor Group $33.0 17.8% 15.9% 15.3%
05/29/06 Kinder Morgan Inc Investor Group 26.5 18.5% 19.6% 13.6%
06/27/06 Univision Communications Inc Investor Group 13.4 38.9% 35.4% 29.4%
03/21/05 SunGard Data Systems Inc Investor Group 11.3 44.3% 41.5% 37.3%
11/30/05 TDC A/S Nordic Telephone Co ApS 10.6 24.4% 22.8% 23.2%
01/16/06 VNU NV Valcon Acquisition BV 10.3 9.3% 9.9% 11.7%
03/31/06 ITV PLC Investor Group 10.2 12.2% 16.8% 18.4%
03/29/06 Assoc British Ports Hldgs PLC Admiral Acquisitions UK Ltd 6.1 30.8% 44.6% 46.7%
03/17/05 Toys "R" Us Inc Investor Group 6.1 62.9% 59.0% 61.9%
06/30/06 Michaels Stores Inc Investor Group 5.6 29.6% 34.2% 37.7%
05/02/05 Neiman Marcus Group Inc Investor Group 5.2 33.8% 37.4% 38.5%
03/29/05 ISS A/S PurusCo AS 5.1 31.3% 30.6% 33.0%
04/03/06 Gambro AB Indap AB 4.6 22.3% 26.3% 38.7%
08/27/04 LNR Property Corp Riley Property Holdings LLC 4.0 6.7% 10.7% 16.8%
05/31/06 West Corp Investor Group 3.8 13.0% 18.2% 5.8%
06/28/06 Highwoods Properties Inc Capital Partners Inc 3.7 9.1% 11.8% 16.1%
03/20/06 Kerzner International Ltd Investor Group 3.6 15.1% 16.7% 19.7%
10/17/03 Chelsfield LTD Duelguide PLC 3.4 2.7% 4.9% 4.1%
02/21/06 MeriStar Hospitality Corp Blackstone Group LP 3.4 5.2% 5.5% 9.8%
03/07/05 Insight Communications Co Investor Group 3.3 21.4% 23.7% 12.6%
03/05/04 Extended Stay America Inc Blackstone Group LP 3.2 24.6% 26.3% 27.4%
03/06/06 Education Management Corp Investor Group 3.1 16.3% 13.0% 34.1%
Mean 22.5% 24.2% 25.5%
Median 21.4% 22.8% 23.2%
Source: SDC.
Note:     Includes worldwide LBO transactions in excess of $3.0 billion of deal value.  Premiums adjusted for pre-announcements and other market leaks.

40 CONFIDENTIAL E. Historical Trading Multiples

CONFIDENTIAL
Historical Trading Multiples
Forward P/E
Enterprise Value / LTM Trailing EBITDA
12.0x
16.0x
20.0x
24.0x
28.0x
1/31/02 6/10/02 10/15/02 2/24/03 7/1/03 11/5/03 3/16/04 7/23/04 11/29/04 4/7/05 8/12/05 12/19/05 4/28/06
Mean: 17.5x
Median: 17.0x
Max: 25.1x
Min: 14.4x
4/28/06: 16.7x
Note: Based on estimated earnings for next four unreported quarters as of each respective date.
6.0x
7.0x
8.0x
9.0x
10.0x
11.0x
1/31/02 6/10/02 10/15/02 2/24/03 7/1/03 11/5/03 3/16/04 7/23/04 11/29/04 4/7/05 8/12/05 12/19/05 4/28/06
Mean: 8.2x
Median: 8.1x
Max: 10.7x
Min: 6.9x
4/28/06: 7.6x
Minimum
6.9x
10/25/04
Note: One– and two–year median multiples are 7.6x and 7.7x, respectively. Source: FactSet Research Systems.

42 CONFIDENTIAL F. Illustrative LBO Assumptions

CONFIDENTIAL
Est. Consortium Sources and Uses
Sources and Uses
Source: Management and discussions with Consortium.
Note: Assumes a purchase price of $33.80 per share.
(1) Excludes management promote.
($ in millions)
% of
Sources Amount Total Uses Amount
Term Loan B $3,755
43.7%
Equity Purchase Price $6,236
5.0% Notes due 2012 250
2.9%
Refinance Term Loan B 1,588
Senior Unsecured Notes 850
9.9%
Refinance 5.0% Notes due 2012 250
Senior Toggle Notes 850
9.9%
Refinance A/R Securitization Facility 210
Senior Subordinated Notes 770
9.0%
Est. Transaction Expenses 316
A/R Securitization Facility 225
2.6%
Total Debt $6,700
77.9%
Management's Contribution (1) 250
2.9%
Sponsor Consortium Equity 1,650
19.2%
Total Equity $1,900
22.1%
Total Sources $8,600 100.0% Total Uses $8,600

CONFIDENTIAL
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